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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                          Date of Report: March 5, 2003
                        (Date of Earliest Event Reported)


                              SUREBEAM CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

     DELAWARE                      000-31807                     33-0921003
 (State or other                  (Commission                 (I.R.S. Employer
 Jurisdiction of                  File Number)               Identification No.)
  Incorporation)


                          9276 SCRANTON RD., SUITE 600
                            SAN DIEGO, CA 92121-1750

                    (Address of principal executive offices)

                                 (858) 795-6300
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      Resignation of Lawrence A. Oberkfell

     On March 5, 2003, SureBeam Corporation (the "Company") announced that Mr. Lawrence A. Oberkfell, its Chairman, President and Chief Executive Officer had informed the Company of his intention to resign effective March 31, 2003. Mr. Oberkfell has stated that he is leaving to accept a position with the Schwan Food Company as President and Chief Operating Officer of their Food Service Group. The Company has begun the search process for a new President and Chief Executive Officer.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of Business Acquired. Not applicable.

      (b)   Pro Forma Financial Information. Not applicable.

      (c)   Exhibits.

            No.       Description
            ---       -----------

            99.1      Press Release dated March 5, 2003.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SureBeam Corporation

                                         By:  /s/ David A. Rane
                                             -----------------------------------
                                              David A. Rane
                                              Senior Vice President and
                                              Chief Financial Officer

Date:  March 5, 2003